UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 9, 2008

                             LAPORTE BANCORP, INC.
                             ---------------------
               (Exact Name of Registrant as Specified in Charter)

           Federal                   001-33733                  26-1231235
-----------------------------    ---------------------        ------------------
(State or Other Jurisdiction)    (Commission File No.)        (I.R.S. Employer
      of Incorporation)                                      Identification No.)

710 Indiana Avenue, LaPorte, Indiana                            46350
-----------------------------------------                       -----
(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:  (219) 362-7511


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

     LaPorte Bancorp, Inc. (the "Company") has completed its previously announced program to repurchase up to 60,000 shares of the Company's common stock. Under this program, the company purchased 60,000 shares at a weighted average cost of $6.30 per share, including commissions.

Item 9.01   Financial Statements and Exhibits.

      (a) Financial Statements of Businesses Acquired: None

      (b) Pro Forma Financial Information: None

      (c) Shell company transactions: None

      (d) Exhibits: None

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      LAPORTE BANCORP, INC.


DATE:  December 9, 2008               By:  /s/ Lee A. Brady
                                           ------------------------
                                           Lee A. Brady
                                           President and Chief Executive Officer